UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2004

BANCFIRST CORPORATION

(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 270-1086

Item 9. Regulation FD Disclosure.

BANCFIRST CORPORATION

CONSOLIDATED BALANCE SHEET

(Unaudited)

(Dollars in thousands, except per share data)

	December 31,
	2003	2002
ASSETS
Cash and due from banks	$155,367	$152,239
Interest-bearing deposits with banks	3,761	8,866
Federal funds sold	105,809	134,000
Securities (market value: $566,461 and $567,717, respectively)	564,735	565,225
Loans:
Total loans (net of unearned interest)	1,947,223	1,814,862
Allowance for loan losses	(26,148)	(24,367)

Loans, net	1,921,075	1,790,495
Premises and equipment, net	66,423	60,281
Other real estate owned	3,428	2,345
Intangible assets, net	4,726	1,425
Goodwill	27,611	20,235
Accrued interest receivable	19,006	21,526
Other assets	49,428	40,225

Total assets	$2,921,369	$2,796,862

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$720,366	$610,511
Interest-bearing	1,865,324	1,818,137

Total deposits	2,585,690	2,428,648
Short-term borrowings	16,610	24,443
Long-term borrowings	11,063	34,087
Junior Subordinated Debentures	25,000	25,000
Accrued interest payable	3,741	5,611
Other liabilities	21,546	25,317
Minority interest	2,347	2,248

Total liabilities	2,665,997	2,545,354

Commitments and contingent liabilities
Stockholders’ equity:
Common stock, $1.00 par (shares issued: 7,822,637 and 8,136,852, respectively)	7,823	8,137
Capital surplus	60,819	59,232
Retained earnings	176,893	168,240
Accumulated other comprehensive income, net of income tax of $5,094 and $8,384, respectively	9,837	15,899

Total stockholders’ equity	255,372	251,508

Total liabilities and stockholders’ equity	$2,921,369	$2,796,862

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
INTEREST INCOME
Loans, including fees	$28,823	$30,400	$115,050	$125,135
Securities:
Taxable	5,260	6,538	21,960	27,338
Tax-exempt	410	445	1,601	1,905
Federal funds sold	494	642	2,319	2,639
Interest-bearing deposits with banks	41	9	102	122

Total interest income	35,028	38,034	141,032	157,139

INTEREST EXPENSE
Deposits	5,818	9,421	27,900	42,879
Short-term borrowings	85	119	305	607
Long-term borrowings	179	469	1,263	1,876
Junior Subordinated Debentures	612	612	2,447	2,447

Total interest expense	6,694	10,621	31,915	47,809

Net interest income	28,334	27,413	109,117	109,330
Provision for loan losses	1,354	1,654	3,722	5,276

Net interest income after provision for loan losses	26,980	25,759	105,394	104,054

NONINTEREST INCOME
Trust revenue	1,039	919	4,267	3,989
Service charges on deposits	6,684	6,617	25,771	25,001
Securities transactions	204	254	3,283	291
Income from sales of loans	609	402	2,303	1,370
Other	3,065	3,624	13,196	14,561

Total noninterest income	11,601	11,816	48,820	45,212

NONINTEREST EXPENSE
Salaries and employee benefits	14,393	13,952	57,326	56,119
Occupancy and fixed assets expense, net	1,764	1,356	6,187	5,429
Depreciation	1,498	1,454	5,455	5,423
Amortization of intangibles assets	178	146	580	600
Data processing services	655	540	2,339	2,117
Net expense from other real estate owned	227	148	401	428
Loss on early extinguishment of debt	—	—	2,429	—
Other	7,686	7,000	30,664	28,264

Total noninterest expense	26,401	24,596	105,381	98,380

Income before taxes	12,180	12,979	48,833	50,886
Income tax expense	(4,359)	(4,585)	(16,951)	(17,324)

Net income	7,821	8,394	31,882	33,562
Other comprehensive income, net of tax:
Unrealized gains (losses) on securities	(1,653)	(116)	(3,928)	6,709
Reclassification adjustment for gains included in net income	(133)	—	(2,134)	—

Comprehensive income	$6,035	$8,278	$25,820	$40,271

NET INCOME PER COMMON SHARE
Basic	$1.00	$1.03	$4.07	$4.12

Diluted	$0.98	$1.02	$4.00	$4.06

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(Dollars in thousands, except per share data)

(1) GENERAL

The accompanying consolidated financial statements include the accounts of BancFirst Corporation, Century Life Assurance Company, Council Oak Capital, Inc., Council Oak Partners, LLC, and BancFirst and its subsidiaries. All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

The unaudited interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the financial position and results of operations of the Company for the interim periods presented. All such adjustments are of a normal and recurring nature. There have been no significant changes in the accounting policies of the Company since December 31, 2002, the date of the most recent annual report. Certain amounts in the 2002 financial statements have been reclassified to conform to the 2003 presentation.

The preparation of financial statements in conformity with generally accepted accounting principles inherently involves the use of estimates and assumptions that affect the amounts reported in the financial statements and the related disclosures. These estimates relate principally to the determination of the allowance for loan losses, income taxes and the fair values of financial instruments. Such estimates and assumptions may change over time and actual amounts realized may differ from those reported.

(2) RECENT ACCOUNTING PRONOUNCEMENTS

In December 2002, the Financial Accounting Standards Board (the “FASB”) issued SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure – an amendment of FASB Statement No. 123.” This Statement amends SFAS No. 123, “Accounting for Stock-Based Compensation” to provide two additional transition methods for entities that adopt the fair value method of accounting for stock-based compensation. This Statement also prohibits the use of the prospective method of transition for changes to the fair value method made in fiscal years beginning after December 15, 2003. In addition, this Statement requires new disclosures about the effect of stock-based compensation on reported results and requires more prominent disclosures about stock-based compensation by prescribing specific tabular format and by requiring disclosure in the “Summary of Significant Accounting Policies.” The adoption of this new standard did not have a material effect on the Company’s consolidated financial statements, as the Company uses the intrinsic value method of accounting for stock-based compensation.

In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51” (“FIN 46”) which provides guidance for determining when an entity should consolidate another entity that meets the definition of a variable interest entity. Special purpose entities and other types of entities are assessed for consolidation under this new guidance. FIN 46 requires a variable interest entity to be consolidated if the company will absorb a majority of the expected losses, will receive a majority of the expected residual returns, or both. FIN 46 is effective immediately for interests in variable interest entities acquired after January 31, 2003. It applies in the first interim period after June 15, 2003 to interests in variable interest entities acquired before February 1, 2003. As of October 9, 2003, the FASB deferred compliance with FIN 46 from July 1, 2003 to the first period ending after December 15, 2003 for variable interest entities created prior to February 1, 2003. However, the Company adopted FIN 46 on July 1, 2003, as originally issued, and de-consolidated BFC Capital Trust I. The effect of this de-consolidation was to remove the $25,000 of 9.65% Capital Securities and the related interest expense from the Company’s Consolidated financial statements, and instead report the $25,000 of Junior Subordinated Debentures issued by BancFirst Corporation to the Trust, and the related interest expense thereon. A potential result of the de-consolidation of the Trust could be that the 9.65% Capital Securities would no longer be included in the Company’s Tier 1 capital. The Federal Reserve Board has issued interim guidance that allows such securities to continue to qualify as Tier 1 capital while the issue of de-consolidation continues under review.

(3) RECENT DEVELOPMENTS; MERGERS, ACQUISITIONS AND DISPOSALS

In January 2003, BancFirst Corporation repurchased 320,000 shares of its common stock for $14,400. The shares were repurchased through a market-maker in the Company’s stock and the repurchase was not a part of the Company’s ongoing Stock Repurchase Program.

In October 2003, BancFirst Corporation completed the acquisition of Lincoln National Bancorporation (“Lincoln”) of Oklahoma City, Oklahoma for cash of $16,949. Lincoln had consolidated total assets of approximately $107,673. As a result of the acquisition, Lincoln was merged into BancFirst Corporation, and Lincoln’s wholly-owned bank subsidiary, Lincoln National Bank, became a subsidiary of BancFirst Corporation. The acquisition was accounted for as a purchase. Accordingly, the effects of the acquisition are included in the Company’ consolidated financial statements from the date of the acquisition forward. The acquisition did not have a material effect on the results of operations of the Company for 2003.

In November 2003, BancFirst completed the acquisition of the Hobart and Lone Wolf, Oklahoma branches of Gold Bank. As a result of the acquisition, BancFirst purchased approximately $16,256 of loans and other assets, and assumed approximately $40,465 of deposits, for a premium of approximately $2,731. The acquisition was accounted for as a purchase. Accordingly, the effects of the acquisition are included in the Company’s consolidated financial statements from the date of the acquisition forward. The acquisition did not have a material effect on the results of operations of the Company for 2003.

(4) SECURITIES

The table below summarizes securities held for investment and securities available for sale.

	December 31,
	2003	2002
Held for investment at cost (market value: $40,191 and $57,585, respectively)	$38,465	$55,093
Available for sale, at market value	526,270	510,132

Total	$564,735	$565,225

(5) LOANS AND ALLOWANCE FOR LOAN LOSSES

The following is a schedule of loans outstanding by category:

	December 31,
	2003		2002
	Amount	Percent	Amount	Percent
Commercial and industrial	$409,910	21.05%	$371,627	20.48%
Agriculture	85,094	4.37	99,706	5.49
State and political subdivisions:
Taxable	221	0.01	137	0.01
Tax-exempt	20,560	1.06	19,467	1.07
Real Estate:
Construction	153,755	7.90	136,539	7.52
Farmland	83,843	4.31	67,447	3.72
One to four family residences	441,010	22.65	423,551	23.34
Multifamily residential properties	10,316	0.53	16,034	0.88
Commercial	455,961	23.41	384,880	21.21
Consumer	265,437	13.63	260,819	14.37
Other	21,116	1.08	34,655	1.91

Total loans	$1,947,223	100.00%	$1,814,862	100.00%

Loans held for sale (included above)	$4,115		$16,025

The Company’s loans are mostly to customers within Oklahoma and over half of the loans are secured by real estate. Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures. The amounts and types of collateral obtained to secure loans are based upon the Company’s underwriting standards and management’s credit evaluation. Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock and securities. The Company’s interest in collateral is secured through filing mortgages and liens, and in some cases, by possession of the collateral. The amount of estimated loss due to credit risk in the Company’s loan portfolio is provided for in the allowance for loan losses. The amount of the allowance required to provide for all existing losses in the loan portfolio is an estimate based upon evaluations of loans, appraisals of collateral and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers. It is reasonably possible that a material change could occur in the estimated allowance for loan losses in the near term.

Changes in the allowance for loan losses are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Balance at beginning of period	$24,890	$23,707	$24,367	$24,531

Charge-offs	(1,557)	(1,290)	(4,493)	(6,552)
Recoveries	197	296	1,288	1,112

Net charge-offs	(1,360)	(994)	(3,205)	(5,440)

Provisions charged to operations	1,354	1,654	3,722	5,276
Additions from acquisitions	1,264	—	1,264	—

Total additions	2,618	1,654	4,986	5,276

Balance at end of period	$26,148	$24,367	$26,148	$24,367

The net charge-offs by category are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Commercial, financial and other	$677	$440	$1,494	$2,680
Real estate – construction	(2)	—	70	15
Real estate – mortgage	245	128	471	895
Consumer	440	425	1,170	1,850

Total	$1,360	$993	$3,205	$5,440

(6) NONPERFORMING AND RESTRUCTURED ASSETS

Below is a summary of nonperforming and restructured assets:

	December 31,
	2003	2002
Past due over 90 days and still accruing	$2,674	$2,515
Nonaccrual	13,381	10,899
Restructured	415	497

Total nonperforming and restructured loans	16,470	13,911
Other real estate owned and repossessed assets	3,939	2,819

Total nonperforming and restructured assets	$20,409	$16,730

Nonperforming and restructured loans to total loans	0.85%	0.77%

Nonperforming and restructured assets to total assets	0.70%	0.60%

(7) CAPITAL

The Company is subject to risk-based capital guidelines issued by the Board of Governors of the Federal Reserve System. These guidelines are used to evaluate capital adequacy and involve both quantitative and qualitative evaluations of the Company’s assets, liabilities, and certain off-balance-sheet items calculated under regulatory practices. Failure to meet the minimum capital requirements can initiate certain mandatory or discretionary actions by the regulatory agencies that could have a direct material effect on the Company’s financial statements. The required minimums and the Company’s respective ratios are shown below.

	Minimum Required	December 31,
		2003	2002
Tier 1 capital		$240,532	$241,185
Total capital		$266,765	$265,766
Risk-adjusted assets		$2,136,970	$2,005,465
Leverage ratio	3.00%	8.33%	8.69%
Tier 1 capital ratio	4.00%	11.26%	12.03%
Total capital ratio	8.00%	12.48%	13.25%

To be “well capitalized” under federal bank regulatory agency definitions, a depository institution must have a leverage ratio of at least 5%, a Tier 1 ratio of at least 6%, and a total capital ratio of at least 10%. As of December 31, 2003 and 2002, BancFirst was considered to be “well capitalized”. There are no conditions or events since the most recent notification of BancFirst’s capital category that management believes would change its category.

(8) STOCK REPURCHASE PLAN

In November 1999, the Company adopted a new Stock Repurchase Program (the “SRP”) authorizing management to repurchase up to 300,000 shares of the Company’s common stock. The SRP was amended in May 2001 to increase the shares authorized to be purchased by 277,916 shares and was amended again in August 2002 to increase the number of shares authorized to be purchased by 182,265 shares. The SRP may be used as a means to increase earnings per share and return on equity, to purchase treasury stock for the exercise of stock options or for distributions under the Deferred Stock Compensation Plan, to provide liquidity for optionees to dispose of stock from exercises of their stock options, and to provide liquidity for shareholders wishing to sell their stock. The timing, price and amount of stock repurchases under the SRP may be determined by management and must be approved by the Company’s Executive Committee. At December 31, 2003 there were 249,626 shares remaining that could be repurchased under the SRP. Below is a summary of the shares repurchased under the program.

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Number of shares repurchased	1,075	10,099	40,075	186,599
Average price of shares repurchased	$55.75	$48.31	$45.80	$39.19

(9) COMPREHENSIVE INCOME

The only component of comprehensive income reported by the Company is the unrealized gain or loss on securities available for sale. The amount of this unrealized gain or loss, net of tax, has been presented in the statement of income for each period as a component of other comprehensive income. Below is a summary of the tax effects of this unrealized gain or loss.

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Unrealized gain (loss) during the period:
Before-tax amount	$(2,124)	$429	$(5,525)	$10,828
Tax (expense) benefit	471	(545)	1,597	(4,119)

Net-of-tax amount	$(1,653)	$(116)	$(3,928)	$6,709

The amount of unrealized gain or loss included in accumulated other comprehensive income is summarized below.

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Unrealized gain (loss) on securities:
Beginning balance	$11,623	$16,015	$15,899	$9,190
Current period change	(1,653)	(116)	(3,928)	6,709
Reclassification adjustment for gains included in net income	(133)	—	(2,134)	—

Ending balance	$9,837	$15,899	$9,837	$15,899

(10) NET INCOME PER COMMON SHARE

Basic and diluted net income per common share are calculated as follows:

	Income (Numerator)	Shares (Denominator)	Per Share Amount
Three Months Ended December 31, 2003
Basic
Income available to common stockholders	$7,821	7,820,450	$1.00

Effect of stock options	—	156,422

Diluted
Income available to common stockholders plus assumed exercises of stock options	$7,821	7,976,872	$0.98

Three Months Ended December 31, 2002
Basic
Income available to common stockholders	$8,394	8,126,941	$1.03

Effect of stock options	—	140,466

Diluted
Income available to common stockholders plus assumed exercises of stock options	$8,394	8,267,407	$1.02

Year Ended December 31, 2003
Basic
Income available to common stockholders	$31,882	7,835,589	$4.07

Effect of stock options	—	137,286

Diluted
Income available to common stockholders plus assumed exercises of stock options	$31,882	7,972,875	$4.00

Year Ended December 31, 2002
Basic
Income available to common stockholders	$33,562	8,136,762	$4.12

Effect of stock options	—	123,401

Diluted
Income available to common stockholders plus assumed exercises of stock options	$33,562	8,260,163	$4.06

Below is the number and average exercise prices of options that were excluded from the computation of diluted net income per share for each period because the options’ exercise prices were greater than the average market price of the common shares.

	Shares	Average Exercise Price
Three Months Ended December 31, 2003	—	$—
Three Months Ended December 31, 2002	—	$—
Year Ended December 31, 2003	9,918	$52.59
Year Ended December 31, 2002	7,500	$44.80

BANCFIRST CORPORATION

SELECTED CONSOLIDATED FINANCIAL DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Per Common Share Data
Net income – basic	$1.00	$1.03	$4.07	$4.12
Net income – diluted	0.98	1.02	4.00	4.06
Cash dividends	0.25	0.22	0.94	0.80
Performance Data
Return on average assets	1.07%	1.20%	1.12%	1.22%
Return on average stockholders’ equity	12.21	13.50	12.74	14.33
Cash dividend payout ratio	25.00	21.36	23.10	19.42
Net interest spread	3.95	3.82	3.85	3.88
Net interest margin	4.31	4.36	4.27	4.45
Efficiency ratio	66.11	62.70	66.72	63.66

	December 31,
	2003	2002
Balance Sheet Data
Book value per share	$32.64	$30.91
Tangible book value per share	28.51	28.25
Average loans to deposits (year-to-date)	73.33%	73.89%
Average earning assets to total assets (year-to-date)	91.24	90.82
Average stockholders’ equity to average assets (year-to-date)	8.81	8.53
Asset Quality Ratios
Nonperforming and restructured loans to total loans	0.85%	0.77%
Nonperforming and restructured assets to total assets	0.70	0.60
Allowance for loan losses to total loans	1.34	1.34
Allowance for loan losses to nonperforming and restructured loans	158.76	175.16

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Three Months Ended December 31,
	2003			2002
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$1,868,742	$28,959	6.15%	$1,790,193	$30,562	6.77%
Securities - taxable	512,825	5,260	4.07	518,789	6,538	5.00
Securities - tax exempt	40,095	631	6.24	42,455	685	6.40
Federal funds sold	216,540	535	0.98	181,932	651	1.42

Total earning assets	2,638,202	35,384	5.32	2,533,369	38,437	6.02

Nonearning assets:
Cash and due from banks	118,758			123,859
Interest receivable and other assets	161,971			145,258
Allowance for loan losses	(25,865)			(24,010)

Total nonearning assets	254,864			245,107

Total assets	$2,893,066			$2,778,476

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$400,304	312	0.31%	$360,989	624	0.69%
Savings deposits	720,775	1,872	1.03	615,502	2,785	1.80
Time deposits	746,445	3,634	1.93	853,232	6,012	2.80
Short-term borrowings	30,461	85	1.11	33,819	119	1.40
Long-term borrowings	11,378	179	6.24	31,282	469	5.95
Junior Subordinated Debentures	25,000	612	9.71	25,000	612	9.71

Total interest-bearing liabilities	1,934,363	6,694	1.37	1,919,824	10,621	2.19

Interest-free funds:
Noninterest-bearing deposits	679,326			579,567
Interest payable and other liabilities	25,296			32,348
Stockholders’ equity	254,081			246,737

Total interest-free funds	958,703			858,652

Total liabilities and stockholders’ equity	$2,893,066			$2,778,476

Net interest income		$28,690			$27,816

Net interest spread			3.95%			3.82%

Net interest margin			4.31%			4.36%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Year Ended December 31,
	2003			2002
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$1,822,895	$115,660	6.34%	$1,765,795	$125,782	7.12%
Securities - taxable	504,429	21,960	4.35	516,047	27,338	5.30
Securities - tax exempt	38,016	2,469	6.48	43,784	2,931	6.69
Federal funds sold	226,182	2,421	1.07	168,681	2,761	1.64

Total earning assets	2,591,522	142,503	5.50	2,494,307	158,813	6.37

Nonearning assets:
Cash and due from banks	120,166			129,813
Interest receivable and other assets	153,569			146,373
Allowance for loan losses	(24,856)			(24,064)

Total nonearning assets	248,779			252,122

Total assets	$2,840,301			$2,746,429

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$382,885	1,576	0.41%	$360,955	2,961	0.82%
Savings deposits	709,332	9,246	1.30	559,210	10,892	1.95
Time deposits	767,597	17,078	2.22	900,169	29,026	3.22
Short-term borrowings	27,460	305	1.11	36,544	607	1.66
Long-term borrowings	21,745	1,263	5.81	31,144	1,876	6.02
Junior Subordinated Debentures	25,000	2,447	9.79	25,000	2,447	9.79

Total interest-bearing liabilities	1,934,019	31,915	1.65	1,913,022	47,809	2.50

Interest-free funds:
Noninterest bearing deposits	625,972			569,286
Interest payable and other liabilities	29,985			29,949
Stockholders’ equity	250,325			234,172

Total interest-free funds	906,282			833,407

Total liabilities and stockholders’ equity	$2,840,301			$2,746,429

Net interest income		$110,588			$111,004

Net interest spread			3.82%			3.88%

Net interest margin			4.27%			4.45%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION
(Registrant)

Date February 25, 2004	/s/ Randy P. Foraker
(Signature)
Randy P. Foraker
Executive Vice President and Chief Risk Officer;
Assistant Secretary/Treasurer
(Principal Accounting Officer)